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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                --------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported):  July 2, 1999



                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.
            (Exact name of registrant as specified in its charter)



             Commission File Number: 1934 Act File Number: 0-25968



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
              Maryland                                54-1681657
    (State of other jurisdiction of                (I.R.S. Employer
    incorporation or organization)                Identification No.)


          2345 Crystal Drive                              22202
           Crystal City, VA                             (Zip Code)
         (Address of principal
          executive offices)
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      Registrant's telephone number including area code: (703) 920-8500
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Item 2.  Property Acquisitions
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   On July 2, 1999, Charles E. Smith Residential Realty L.P. ("the Operating
Partnership"), of which Charles E. Smith Residential Realty, Inc. ("the Company") is the sole general partner, acquired a two-story apartment property located in Palatine, Illinois ("Countryside"). Built in 1972, Countryside is a 720-unit property on 62 acres with 200 single-story garage spaces and additional open surface parking. The total capitalized cost of $44.8 million consists of 178,191 units of the Operating Partnership ("Units") valued at approximately $6.0 million, new mortgage debt of $28.0 million, initial capital improvement costs of $1.2 million, and cash of $9.6 million. The mortgage debt obtained by the Company is a 7-year interest-only note with an interest rate of 7.23%.

   On July 2, 1999, the Company also acquired a three-story apartment property located in Glendale Heights, Illinois ("Somerset"). Built in 1968, Somerset is a 1,158-unit property on 55 acres with open surface parking. The total capitalized cost of $57.6 million consists of 408,969 Units valued at approximately $13.9 million, assumed mortgage debt of $32.7 million, initial capital improvement costs of $1.2 million, a fair value adjustment to debt of $0.5 million, and cash of $9.3 million. The assumed debt matures in 2007, and has an effective rate of 8.31%.

   On July 15, 1999, the Company acquired a nine-story apartment property located in Washington, DC ("The Consulate"). Built in 1978, The Consulate is a 269-unit property on 2 acres with controlled-access underground parking. The total capitalized cost of $32.7 million consists of assumed debt of $12.8 million, initial capital improvement costs of $0.5 million, and $19.4 million of cash. The assumed debt matures in 2001 and has a rate of 7.375%.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(A) Pro Forma and historical financial information for Countryside, Somerset, and The Consulate will be filed within 60 days of this report on Form 8-K.

(B)  Exhibits
     99.2 Press Release dated December 22, 1998 of the Company (Incorporated by reference to Exhibit No. 99.1 of the Company's Form 8-K filed February 12, 1999).

     99.3  Press Release dated July 15, 1999 of the Company.



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                                  SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on this 26th day of July 1999.


                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.


                                        By: Charles E. Smith Residential
                                            Realty, Inc., its General Partner


                                        By: /s/ W.D. Minami
                                            --------------------------
                                            W.D. Minami
                                            Senior Vice President and
                                            Chief Financial Officer of
                                            Charles E. Smith Residential
                                            Realty, Inc., (on behalf of the
                                            Registrant and as Principal
                                            Financial Officer)



                                            /s/ Steven E. Gulley
                                            -------------------------
                                            Steven E. Gulley
                                            Vice President and Chief Accounting
                                            Officer of Charles E. Smith
                                            Residential Realty, Inc.


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                                 EXHIBIT INDEX

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
EXHIBIT NO.                       EXHIBIT
----------                        -------
99.2                            Press Release dated December 22, 1998 of the Company
                                (Incorporated by reference to Exhibit No. 99.1 of the Company's
                                Form 8-K filed February 12, 1999).

99.3                            Press Release dated July 15, 1999 of the Company.
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